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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 15, 2000

                              BROADCOM CORPORATION
               (Exact Name of Registrant as Specified in Charter)


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
         California                      000-23993                33-0480482
 ----------------------------    --------------------------    ---------------------
 (State or Other Jurisdiction     (Commission File Number)        (IRS Employer
       of Incorporation)                                        Identification No.)
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                  16215 Alton Parkway, Irvine, California 92618
                  ---------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 450-8700

                                 Not Applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed since Last Report)

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ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS

        On December 15, 2000 Broadcom Corporation (the "Company") completed the acquisition of SiByte, Inc. ("SiByte") in accordance with the Amended and Restated Merger Agreement and Plan of Reorganization dated as of December 6, 2000, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by this reference.

        SiByte develops high-performance, highly integrated processor chips for networking and communications applications.

        In connection with the acquisition, the Company issued or reserved for future issuance an aggregate of 7,469,496 shares of its Class A common stock in exchange for all outstanding shares of SiByte's preferred and common stock and upon exercise of outstanding employee stock options and other rights of SiByte. The consideration includes Broadcom Class A common stock reserved for future issuance to customers upon the exercise of outstanding performance-based warrants of SiByte that become exercisable upon satisfaction of certain customer purchase requirements. If certain internal performance goals are satisfied, the stockholders and option holders of SiByte will receive up to 3,751,878 additional shares of Broadcom Class A common stock. The share issuances were exempt from registration pursuant to section 3(a)(10) of the Securities Act of 1933, as amended. Portions of the shares issued will be held in escrow pursuant to the terms of the acquisition agreement as well as various employee share repurchase agreements.

        The merger transaction will be accounted for under the purchase method of accounting. The Company expects to record a one-time charge for purchased in-process research and development expenses related to the acquisition in its fourth fiscal quarter ending December 31, 2000. The amount of the one-time charge has not yet been determined.

        The Company's press release announcing completion of the acquisition is included herein as Exhibit 99.1.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial statements of business acquired.

        The financial information required by this item will be filed by amendment within 60 days of January 2, 2001.

(b)     Pro forma financial information.

        The financial information required by this item will be filed by amendment within 60 days of January 2, 2001.

(c)     Exhibits.

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        2.1    Amended and Restated Merger Agreement and Plan of Reorganization
               by and among Broadcom Corporation, SiByte, Inc. and the Other Parties Signatory Thereto dated as of December 6, 2000

        99.1   Press Release dated December 18, 2000, of the Registrant
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SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BROADCOM CORPORATION,
                                        a California corporation


December 29, 2000                       By:    /s/ WILLIAM J. RUEHLE
                                             -----------------------------------
                                               William J. Ruehle
                                               Vice President and
                                               Chief Financial Officer


                                               /s/ SCOTT J. POTERACKI
                                            ------------------------------------
                                               Scott J. Poteracki
                                               Senior Director of Finance and
                                               Corporate Controller (Principal
                                               Accounting Officer)

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                                 EXHIBIT INDEX



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
       Exhibit
         No.        Exhibits.
       -------      ---------
        2.1         Amended and Restated Merger Agreement and Plan of
                    Reorganization by and among Broadcom Corporation, SiByte,
                    Inc. and the Other Parties Signatory Thereto dated as of December 6, 2000

        99.1        Press Release dated December 18, 2000, of the Registrant
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